Exhibit 10.6

                             AMENDMENT NUMBER THREE
                                       TO
              ACCOUNTS RECEIVABLE AND INVENTORY FINANCING AGREEMENT

     This  AMENDMENT  NUMBER THREE is to that certain  Accounts  Receivable  and
Inventory Financing Agreement dated July 13, 2001, entered into by and between Transamerica Commercial Finance Corporation ("TCFC") and Pacific Magtron, Inc. ("Dealer 1") and Pacific Magtron (GA), Inc. ("Dealer 2") (Dealer 1 and Dealer 2 shall hereinafter be individually referred to as "Dealer" and collectively as the "Dealer"), and any and all amendments and riders thereto (the "Agreement").

     WHEREAS, Dealer wishes to add Frontline Network Consulting, Inc., a California corporation (referred to individually as a "Dealer" and collectively together with Pacific Magtron, Inc. and Pacific Magtron (GA), Inc, as the "Dealers") as an additional Dealer under the Agreement,

     WHEREAS, TCFC and Dealer have agreed to further amend the Agreement on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises set forth above. the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Terms defined is the Agreement which are used herein shall have the same meanings as set forth in the Agreement unless otherwise defined herein.

     2. AMENDMENTS.

          2.1 Section 1.3(a) of the Agreement is hereby amended by deleting the definition of "Credit Limit" and replacing it with the following;

          "CREDIT LIMIT" - $3,000,000.00 in the aggregate for Inventory Loans and the Letter of Credit Facility. The Letter of Credit Facility (as defined in Section 2.2) shall not exceed $1,000,000.00. The Credit Limit for Pacific Magtron, Inc. shall not exceed $1,750,000.00 in the aggregate for Inventory Loans. The Credit Limit for Frontline Network Consulting, Inc. shall not exceed $250,000.00 in tire aggregate for Inventory Loans."

          2.2 Section 1.3(a) of the Agreement is hereby amended by deleting the definition of "Loans" and replacing it with the following:

          "'Loans' - Any amounts outstanding under the Letter of Credit Facility, Inventory Loans and other loans made by TCFC pursuant to this Agreement."

          2.3 The fist paragraph of Section 2.2 of the Agreement entitled "Loans" is hereby deleted in its entirety and replaced with the following:

     "2.2 Loans. Subject to the terms and conditions of this Agreement and the Other Agreements and such other terms and conditions as TCFC may from time to time, in its sole discretion determine, TCFC may from time to time in its sole discretion, make Loans to Dealers in connection with the acquisition of Inventory ("Inventory Loans") and other Loans to Dealers for working capital purposes ("Working Capital Loans"); provided, however, that the only Working Capital Loans TCFC may extend to Dealers shall be pursuant to the Letter of Credit Facility."

          2.4 Section 12.19 of the Agreement entitled "List of Dealers is hereby deleted in its entirety and replaced with the following;

     "12.19 List of Dealers. The following persons are parties to this Agreement as Dealers:

     Pacific Magtron, Inc.
     Pacific Magtron (GA), Inc.
     Frontline Network Consulting Inc."

          2.5 Schedule 2.9, Schedule 2.10, Schedule 2.12, Schedule 3.9, Schedule
     5.3 and Schedule 6.6 of the Agreement are hereby deleted and are replaced with the attached Schedules of the same numbers dated October 23, 2002.

     3. Frontline Network Consulting, Inc. is hereby considered a Dealer for all purposes and Frontline Network Consulting, Inc. hereby assumes and agrees to be bound by all obligations hereunder as a Dealer, including but not limited to, the provisions of Sections 2.2 and 3.1.

     4. Representations and Warranties of Dealer. Dealer represents and warrants that this Amendment and the Agreement, as amended hereby. constitute the legal, valid and binding obligation of Dealer, enforceable against Dealer in accordance with its respective terms.

     5. Governing Law. THIS AMENDMENT HAS BEEN DELIVERED TO, ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN ILLINOIS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     6. Except as specifically modified hereby, all other terms and conditions of the Agreement remain in full force and effect.

     7. The Agreement and this Amendment represent the final agreement of the parties, and all prior and contemporaneous discussions, understandings and agreements are merged herein. The Agreement and this Amendment may not be modified except in writing by both parties.

     IN WITNESS WHEREOF, this AMENDMENT NO. THREE has been duly executed this 24th day of October, 2002.

                                        TRANSAMERICA FINANCE CORPORATION

                                        By: /s/ Christopher C. Meals
                                            ------------------------------------
                                            Christopher C. Meals

                                        Title: Vice President - Credit


                                        PACIFIC MAGTRON, INC.

                                        By: /s/ Theodore S. Li
                                            ------------------------------------
                                            Theodore S. Li

                                        Title: President


                                        PACIFIC MAGTRON (GA), INC.

                                        By: /s/ Hui "Cynthia" Lee
                                            ------------------------------------
                                            Hui "Cynthia" Lee

                                        Title: President


                                        FRONTLINE NETWORK CONSULTING, INC.

                                        By: /s/ Theodore S. Li
                                            ------------------------------------
                                            Theodore S. Li

                                        Title: President

                                  SCHEDULE 2.9
                                October 23, 2002

                               INTEREST PROVISIONS

Interest will accrue an Inventory Loans at the rate of the Prime Rate, in effect from time to time (such applicable rate defined as the "PRE-DEFAULT INVENTORY LOAN RATE"). Interest will be calculated for the actual number of days elapsed on the basis of a year consisting of 360 days. Upon a Default and for so long as such Default continues, such interest shall accrue at a rate equal to the lesser of four percent (4.0 %) above the Pre-Default Inventory Loan Rate or the highest rate allowed by applicable law (the "Inventory Loan Default Rate") and shall be payable upon demand. TCFC may provide for the payment of any unpaid accrued interest by charging the Loan Accounts.

In the case of any inventory Loan with respect to which a Free Floor period applies, interest at the Pre-Default inventory Loan Rate on each such Inventory Loan will commence on the day following the last day of the Free Floor Period or after the Start Date. Dealer acknowledges that the Free Floor Period, if any, is determined by the Participating Seller in its sole discretion and can change at any time.

                                  SCHEDULE 2.10
                                October 27, 2002

                              FEES AND CHARGES MENU

AUDIT FEE:

Dealer shall pay to TCFC upon being billed therefore the following fee in connection with each audit of Collateral or Records performed by TCFC pursuant to Section 6.5 of this agreement: $1,000 00 semi-annually provided that no event of Default has occurred. If an event of default shall have occurred and be continuing, then no limit on the amount of such cost and expense shall apply

EARLY TERMINATION FEE:

In the event this Agreement is terminated by TCFC by reason of a Default by Dealer or if this Agreement is terminated by Dealer, and either such termination occurs prior to the end of the initial two year term of this Agreement, then in addition to the aggregate outstanding balance of all Liabilities (existing as of the effective date of termination), including, without limitation, all accrued interest, fees and other charges due and payable under this Agreement, Dealer shall pay to TCFC, as liquidated damages and not as a penalty in the case of such termination by TCFC and as a prepayment premium in the case of such termination by Dealer, an early termination fee as of the effective date of termination equal to:

An amount equal to: (1) 1.0% of the then established Credit Limit.

NSF FEE:

TCFC shall charge Dealer a fee of $25.00 for each check of Dealer that is returned unpaid for non-sufficient funds.

FLAT CHARGE:

Dealer shall pay to TCFC a fee equal to 0.50% of the original principal amount of each Inventory Loan with respect to which no Free Floor Period applies. Such fees shall be due and payable by Dealer monthly immediately upon receipt of billing statement from TCFC for such month but in no event later than the 15th day of the following month.

                                  SCHEDULE 2.12
                                October 23, 2002

                            PAYMENTS AND COLLECTIONS

A) INVENTORY LOANS: All Inventory Loans with respect to which a Free Floor period applies, shall be paid at the end of the Free Floor period end date. Inventory Loans without a Free Floor period, shall be paid 30 days after its Start Date.

B) Notwithstanding the above, principal payments otherwise due between the 1st and 15th day of a month shall be due and payable on the 10th of such month and principal payments otherwise due between the 16th and the last day of the month shall be due on the 20th of such month.

EARLY PAYMENT REBATE

Dealers shall be eligible for an Early Payment rebate with respect to Inventory Loans which have a 60 day Free Floor Period applicable to them. In the event that Dealer repays any Inventory Loan in full before the end of such sixty day Free Floor Period of such Inventory Loan, then Dealer shall be entitled to an Early Payment Rebate equal to 1.0% of the face amount of such Inventory Loan. Any such Early Payment Rebates earned by Dealer during a calendar month shall be paid by TCFC to Dealer by the 15th day of the following month.

                                  SCHEDULE 3.9
                                October 23, 2002

                                  REPORTS MENU

Dealer shall provide TCFC with the following reports, in form and substance satisfactory to TCFC, and such other reports as TCFC may request from time to time:

     Monthly Inventory reports for both Pacific Magtron Inc. and Frontline Network Consulting, Inc. as of the prior month end due by the 10th day of each month. Such reports shall contain a schedule of Inventory by value, cost, type, availability, brand, model and location.

     Monthly accounts receivable and accounts payable reports (including aged trial balance of accounts and concentration report describing sales volume and account balances by customer) for both Pacific Magtron, Inc. and Frontline Network Consulting, Inc. as of the prior month end due by the 10th day of each month.

     Annual internal financial statements far both Pacific Magtron, Inc and Frontline Network Consulting, Inc due within 60 days of the fiscal year end.

     Monthly financial statements for both Pacific Magtron, Inc. and Frontline Network Consulting, Inc, due within 20 days of each month end.

     Annual Financial Projection for Pacific Magtron, Inc, for each fiscal year, submitted no later tan 45 days before the end of the prior fiscal year. Annual Financial Projection shall mean the projected balance sheet and profit and loss statement of Dealer, prepared in accordance with GAAP. Dealer warrants each Annual Financial Projection is and will be the best available good faith estimate of Dealer's management regarding the course of Dealer's business for the period covered thereby. Dealer also warrants each Annual Financial Projection, and the assumption on which such Annual Financial Projection is based, shall be reasonable and realistic based on the current economic conditions.

                                  SCHEDULE 5.3
                                October 23, 2002

                                 DEALER'S NAMES

1.   Legal names used in the past 5 years:

     Pacific Magtron, Inc.
     Pacific Magtron (GA), Inc.
     Frontline Network Consulting, Inc.

2.   Trade names and trade styles used in the past 5 years:

     Pacific Magtron, Inc.
     Pacific Magtron (GA.), Inc.
     Frontline Network Consulting, Inc.

3.   Current legal name:

     Pacific Magtron, Inc.
     Pacific Magtron (GA.), Inc,
     Frontline Network Consulting, Inc,

4.   Current trade names and trade styles:

     Pacifc Magtron, Inc
     Pacific Macron (GA.), Inc.
     Frontline Network Consulting, Inc

                                  SCHEDULE 6.6
                                October 23, 2002

                            FINANCIAL COVENANTS MENU

Dealer covenants and agrees that so long as any of the Liabilities to TCFC remain outstanding or this Agreement remains in effect, even if no Liabilities to TCFC are outstanding:

     INDEBTEDNESS TO TANGIBLE NET WORTH: Dealer shall maintain a ratio of indebtedness to Tangible Net Worth not to exceed: 3.25 to 1.00. Such covenant will be measured monthly.

     TANGIBLE NET WORTH: Dealer shall maintain a Tangible Net Worth of not less than $4,250,000.00. Such covenant will be measured monthly.

     MINIMUM EDIT- Dealer shall maintain a minimum EBIT of;

     $0 as of the quarter ending on September 30, 2002 and

     $275,000.00 as of the quarter ending on December 31, 2002.

     Such covenant will be measured quarterly.

"EBIT" as used herein shall mean earnings before deducting for interest expense and income taxes in accordance with "GAAP."

                                    GUARANTEE

     For value received and in consideration of any loan or other financial accommodation of any kind heretofore, now or hereafter made or given by Transamerica Commercial Finance Corporation ("TCFC") to Frontline Network Consulting, Inc (the "Debtor") or to a customer of the Debtor, the undersigned (the "Guarantor") unconditionally guarantees the full and punctual payment and performance when due, whether upon demand, at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness and obligations of every kind and nature of the Debtor to TCFC howsoever created, arising or evidenced, whether arising before or after a bankruptcy of the Debtor, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due (all such indebtedness and obligations being hereinafter referred to as the "Liabilities"). The Guarantor further agrees to pay on demand all costs and expenses incurred by TCFC in endeavoring to collect the Liabilities or in enforcing this Guarantee.

     This is a guarantee of payment and not of collection. The Guarantor agrees that the obligations of the Guarantor under this Guarantee shall be unconditional, irrespective of (i) the invalidity or unenforceability of the Liabilities or any agreement or instrument relating to the Liabilities (sometimes hereinafter referred to, collectively, as the "Documents") or any law affecting the Liabilities or any Document; (ii) the absence of any attempt to collect the Liabilities from the Debtor or from any other person primarily or secondarily liable with respect to the Liabilities or of any attempt to realize upon any collateral for the Liabilities, for the obligations of any such other person, or for this Guarantee; (iii) any failure by TCFC to acquire, perfect or maintain a security interest in or to protect any collateral for the Liabilities or for any such obligations; (iv) any defense arising by reason of any disability or other defense of the Debtor or any other person liable on the Liabilities (v) the acceptance of additional parties primarily or secondarily liable on the Liabilities; (vi) the disallowance or avoidance of all or any portion of TCFC's Claim(s) for repayment of the Liabilities or of any collateral for the Liabilities, or (vii) any other circumstance which might otherwise constitute a discharge or defense of a guarantor.

     Upon a default under any Document, TCFC may proceed directly and at once against the Guarantor to collect the full amount of all or any portion of the liability of the Guarantor hereunder, without notice and without first proceeding against the Debtor or any other person primarily or secondarily liable on the Liabilities. TCFC shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Debtor, or any other person primarily or secondarily liable on the Liabilities.

     TCFC Is hereby authorized without notice (which is hereby waived by the Guarantor) and without affecting the liability of the Guarantor hereunder, from time to time to (i) renew, extend, accelerate or otherwise change the time, place or manner for payment of, or other terms relating to, the Liabilities, or otherwise modify, amend, change or waive compliance with the terms of the Liabilities or any of the Documents; (ii) accept partial payments on the Liabilities; (iii) take collateral for the Liabilities and the obligations of any other person primarily or secondarily liable on the Liabilities, and exchange, release, realize upon or institute any proceeding to realize upon, or liquidate any such collateral; (iv) apply such collateral and direct the order or manner of sale thereof as TCFC may determine in its discretion; (v) release or compromise, in any manner, or collect or initiate any proceeding to collect the Liabilities or any portion thereof; (vi) extend additional loans, credit and financial accommodations and otherwise create additional Liabilities, (vii) enforce or institute any proceeding to enforce any other guarantee of the Liabilities or release, or compromise in any manner the obligations of, any other person primarily or secondarily liable on the Liabilities.

     Until the Liabilities and other obligations of the Debtor to TCFC shall have been paid and discharged in full and all Documents (including any commitments with respect to any Liabilities) have been terminated, the Guarantor shall have no right, and agrees it will not make any claim, against the Debtor or any other person primarily or secondarily liable on the Liabilities with respect to or on account of any payment which the Guarantor may make on account of its obligations under this Guarantee, including without limitation, any right of subrogation, exoneration, reimbursement, contribution or indemnification.

     In order to secure all of Guarantor's obligations to TCFC pursuant to this Guarantee, the undersigned Guarantor hereby grants to TCFC a continuing security interest in all personal property of Guarantor, including but not limited to, all inventory, accounts receivable, equipment, chattel paper, notes, instruments, contract rights, general intangibles and all proceeds of the foregoing.

     If the Debtor or the Guarantor shall die or if the Debtor or the Guarantor should at any time dissolve or terminate its existence, or become insolvent or make a general assignment for the benefit of creditors, or if a bankruptcy, insolvency or reorganization proceeding shall be filed by or against or commenced in respect of the Debtor or the Guarantor, the Guarantor shall, at the option of TCFC, forthwith pay TCFC the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

     The Guarantor Waives all set-Offs and counterclaims and all notices, presentments, protests and demands of any kind with respect to the Liabilities and this Guarantee (including without limitation demands for performance, notices of non-payment or non-performance, notices of protest, notices of dishonor and notices of acceptance of this Guarantee) and promptness and diligence with respect to the Liabilities.

     The Guarantor hereby agrees that TCFC shall have no duty to advise !he Guarantor of information now or hereafter known to TCFC regarding the financial or other condition of the Debtor or any other person primarily or secondarily liable on the Liabilities or regarding any circumstance bearing on the risk of non-payment of the Liabilities.

     The Guarantor agrees to provide to TCFC, promptly after TCFC's request therefor, such financial statements and other financial records and information respecting the Guarantor as may be from time to time requested by TCFC. The Guarantor authorizes TCFC to investigate or make inquiries of former or current creditors or other persons and provide to any creditors or other persons any and all financial, credit of other information regarding or relating to the Guarantor, whether supplied by the Guarantor to TCFC or otherwise obtained by TCFC, with such authority to continue throughout the term of this Guarantee.

     The Guarantor agrees that the sale of inventory by TCFC to a person who is liable to TCFC under a guarantee, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to Section 9-504(5) of the Uniform Commercial Code as in effect in Illinois or any similar provision of any other applicable law, and the Guarantor waives any provision to the contrary of such laws. The Guarantor agrees that repurchase of inventory by a seller of goods pursuant to a repurchase agreement between TCFC and such seller shall be a commercially reasonable method of disposition. The Guarantor shall be liable to TCFC for any deficiency resulting from TCFC's disposition, including without limitation a repurchase by such a seller, regardless of the subsequent disposition of the inventory by the purchaser. The Guarantor is not a beneficiary of, and has no right to require TCFC to enforce, any repurchase agreement. Any notice of a disposition shall be demmed reasonable and properly given if given to the Guarantor at least 10 days before such disposition in accordance with the notice provision below.

     This Guarantee shall be binding upon the Guarantor and upon the heirs, personal representatives, trustees, successors and assigns of the Guarantor, and shall inure to the benefit of TCFC's successors and assigns. References herein to TCFC shall be deemed to refer to TCFC and it successors and assigns.

     Wherever possible each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under such law, such provision shall be ineffective to !he extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

     This Guarantee may be terminated only upon written notice to TCFC effective no earlier than 30 days after the date such written notice is actually received by TCFC. Any such termination shall not affect the liability of the Guarantor under this Guarantee with respect to Liabilities created or incurred prior to the effective date of such termination. Without limiting the foregoing, any such termination shall not relate to any approval given by TCFC to or for the benefit of the Debtor prior to the effective date of such termination and upon any such termination, the Guarantor shall nevertheless remain liable with respect to all Liabilities, and the performance of all duties, created or arising in heretofore or based on a commitment theretofore entered into or any approval theretofore given to or for the benefit of the Debtor to the full extent of the Guarantor's liability therefor as provided herein.

     All notices and other communications hereunder to or upon the respective parties shall be in writing (and, in the case of a notice by the Guarantor, identify the name of the Debtor) and shall be delivered by hand to, or mailed by first class United States mail, postage prepaid, certified, return receipt requested, addressed to, or by personal delivery to, or by a reputable overnight courier service addressed to, the addresses specified below.

     No delay on the part of TCFC in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by TCFC of any right or remedy shall preclude any further exercise thereof. No modification, waiver or amendment of any of the previsions of this Guarantee shall be binding upon TCFC except as expressly set forth in a writing duly signed on TCFC's behalf by any authorized officer or agent of TCFC and delivered by TCFC to the Guarantor. TCFC's failure at any time to require strict performance by the Guarantor of any of the provisions contained in this Guarantee shall not waive, affect or diminish any right of TCFC at any time to demand strict performance therewith.

     This Guarantee contains all of the understandings, promises and undertakings of the parties hereto concerning the subject matter. All prior undertakings and agreements, oral or written, concerning the subject matter are merged herein.

     To the extent that the Guarantor or the Debtor makes a payment or payments to TCFC or TCFC enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     The Guarantor hereby consents to the jurisdiction of any local, state or federal court located within the State of Illinois and waives any objection which the Guarantor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. The Guarantor hereby irrevocably appoints CT Corporation System as the Guarantor's agent for the purpose of accepting the service of any process within be State of Illinois. Nothing contained in this section shall affect the right of TCFC to serve legal process in any other manner permitted by law or affect the right of TCFC to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH WAIVE ANY RIGHT TO A TRIAL BV JURY ON ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR COUNTERCLAIM ARISING UNDER OR IN ANY WAY RELATED TO THIS GUARANTEE, AND UNDER ANY THEORY OF LAW OR EQUITY, WHETHER NOW EXISTING OR HEREAFTER ARISING.

THIS GUARANTEE SHALL BE EFFECTIVE WHEN ACCEPTED BY TCFC, HAS BEEN DELIVERED AND ACCEPTED AND SHALL BE DEEMED TO BE MADE IN ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE, SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. ACCEPTANCE MAY BE BY FACSIMILE SIGNATURE.

     If more than one person or entity has signed this Guarantee, then the term "Guarantor" herein shall refer to each of the undersigned (other than TCFC) and obligations of each of the undersigned shall be joint and several. The use of any gender shall include all other genders.

     IN WITNESS WHEREOF, this Gurantee is dated October 23, 2002.

                                                        INDIVIDUAL GUARANTOR

WITNESS:
-------------------------------------------------------------          -------------------------------------------------------------
{Signature should be witnessed by a non-related third party.}          {Print Name of Guarantor}

Print Name:
           --------------------------------------------------          -------------------------------------------------------------
                                                                       {Signature of Individual}

Witness' Home Address                                                  Home Address for Notices to Guarantor:

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-------------------------------------------------------------          -------------------------------------------------------------

                                                                       S.S. No.
                                                                                ----------------------------------------------------

                                                        INDIVIDUAL GUARANTOR
WITNESS:
-------------------------------------------------------------          -------------------------------------------------------------
{Signature should be witnessed by a non-related third party.}          {Print Name of Guarantor}

Print Name:
           --------------------------------------------------          -------------------------------------------------------------
                                                                       {Signature of Individual}

Witness' Home Address                                                  Home Address for Notices to Guarantor:

-------------------------------------------------------------          -------------------------------------------------------------

-------------------------------------------------------------          -------------------------------------------------------------

                                                                       S.S. No.
                                                                                ----------------------------------------------------

                                 CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY - GUARANTOR

ATTEST:

/s/ HUI LEE                                                            PACIFIC MAGTRON INTERNATIONAL CORP.
-------------------------------------------------------------          -------------------------------------------------------------
Title: Secretary/Assistant Secretary                                   {Print Name of Guarantor}

Print Name: HUI LEE                                                    By: /s/ Theodore S. Li
            -------------------------------------------------              ---------------------------------------------------------
WITNESS:                                                               Title: President
                                                                              ------------------------------------------------------
-------------------------------------------------------------
{Signature should be witnessed by a non-related third party}           Address for Notices to Guarantor:

                                                                       1600 CALIFORNIA CIR
                                                                       -------------------------------------------------------------

Print Name:                                                            MILPITAS, CA  95035
            -------------------------------------------------          -------------------------------------------------------------

Adress:                                                                TAX ID No.
            -------------------------------------------------          -------------------------------------------------------------

            -------------------------------------------------                   ----------------------------------------------------

Accepted In Illinois:                                                  Address for Notices to TCFC:

TRANSAMERICA COMMERICAL FINANCE CORPORATION                            Transamerica Commerical Finance Corporation
                                                                       5595 Trillium Boulevard
                                                                       Hoffman Estates, Illinois 60192
By: /s/ Christopher C. Meals                                           Attention: Credit Department
    ----------------------------------------------------------
    Christopher C. Meals
    Vice President - Credit
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